UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report: August 26, 2003            Commission File No. 2-64559
     (Date of Earliest Event Reported:
              August 12, 2003)


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


               OHIO                                     31-4156830
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


                              One Nationwide Plaza
                              Columbus, Ohio 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)





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Item 5. Other Events.


           Martha Miller de Lombera was elected to the board of directors of Nationwide Life Insurance Company effective August 12, 2003 to serve until the 2006 annual meeting.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONWIDE LIFE INSURANCE COMPANY
                                       (Registrant)


Date:  August 26, 2003                 /s/ Mark R. Thresher
                                       -----------------------------------------
                                       Mark R. Thresher
                                       Senior Vice President - Chief Financial
                                       Officer